UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 24, 2026
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INFLEQTION, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-42646	86-1946291
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1315 West Century Drive
Louisville, CO 80027
(Address of principal executive offices, including zip code)
(303) 440-1284
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
___________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	INFQ	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	INFQ WS	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.
On September 24, 2026, Infleqtion, Inc. (the “Company”) issued a press release announcing its demonstration of 30 entangled logical qubits on its Sqale quantum computer. A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

The Company intends to provide supplemental information regarding the announcement during its previously announced presentation at the 2026 Quantum World Congress in College Park, Maryland on September 24, 2026. A copy of the Company’s presentation slides will be available on the Company's website at www.infleqtion.com and is furnished herewith as Exhibit 99.2 to this Current Report on Form 8-K. The presentation slides may be presented at other meetings with investors, analysts, and others, in whole or in part and possibly with modifications, from time to time on or after September 24, 2026.

The information in this Current Report on Form 8-K under Item 7.01, including the information contained in Exhibit 99.1 and Exhibit 99.2 is being furnished to the Securities and Exchange Commission, and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by a specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.
(d)Exhibits

Exhibit No.	Description

99.1	Press Release, dated as of September 24, 2026.

99.2	Presentation, dated September 24, 2026.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFLEQTION, INC.

Dated: September 24, 2026

	By:	/s/ Ilan Hart
	Name:	Ilan Hart
	Title:	Chief Financial Officer